A Better World through Better DNA ™ Investor Presentation May 2014 Exhibit 99.1

© 2014 Intrexon Corp. All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon's securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon.

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 2
Forward-Looking Statements
Special Note Regarding Forward-Looking Statements
Some of the matters discussed in this presentation may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on Intrexon’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it.
These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Intrexon or are within its control. The following factors, among others, could cause actual results to vary from the forward-looking statements: These risks and uncertainties include, but are not limited to, (i) our ability to enter into new exclusive channel collaborations (ECCs) and joint ventures; (ii)
developments concerning our existing ECCs; (iii) competition from existing technologies and products or new technologies and products that may emerge; (iv) our ability, and the ability of our collaborators, to protect our intellectual property and other proprietary rights and technologies; (v)
the ability of our collaborators to secure any necessary regulatory approvals to commercialize any products developed under the ECCs; (vi) the rate and degree of market acceptance of any products developed by a collaborator under an ECC; and (vii) our expectations relating to AquaBounty.
Intrexon does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Additional information about factors affecting Intrexon is available in Intrexon’s
Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Report on Form 10-Q for the period ended March 31, 2014, and other filings with the SEC, which are available at www.sec.gov.
Use of Non-GAAP Financial Measures
This presentation presents Adjusted EBITDA and Pro Forma Adjusted EBITDA earnings per share, which are non-GAAP financial measures within the meaning of applicable rules and regulations of the Securities and Exchange Commission (“SEC”). For a reconciliation of Adjusted EBITDA to net loss attributable to Intrexon in accordance with generally accepted accounting principles and for a discussion of the reasons why the company believes that these non-GAAP financial measures provide information that is useful to investors see the tables below under “Reconciliation of GAAP to Non-
GAAP Measures.” Such information is provided as additional information, not as an alternative to our consolidated financial statements presented in accordance with GAAP, and is intended to enhance an overall understanding of our current financial performance.

© 2014 Intrexon Corp.  All rights reserved. 3
Intrexon Overview
• Leader in the emerging field of synthetic biology using an iterative process that is rapid, automated and highly reproducible
• Over the past 16 years we have developed a proprietary and complimentary suite of technologies to design, modify and regulate gene programs
• Apply engineering principles to biological systems in large, well-established markets
• Our unique Exclusive Channel Collaboration (ECC) model enables the level of scale and capital efficiency needed to address multiple large market opportunities
• Royalty structure & equity ownership in ECC partners provide multiple paths to deliver meaningful returns to our shareholders
• To date our unique technology has attracted a world class management team and collaborations with large companies such as Johnson & Johnson and
Elanco, among others

© 2014 Intrexon Corp.  All rights reserved. 4
Synthetic Biology 101
• Synthetic Biology sits at the intersection of biology and technology and has the potential to redefine many of the world’s challenges
• It combines fundamental principles of biology, engineering and informatics to facilitate the rational design, programming and construction of novel DNA, proteins and cells, which in turn produce desired bio-function in numerous high-value applications
• A study from BCC Research predicts the Synthetic Biology sector will grow to
$10.8 Billion by 2016, and a McKinsey & Co study estimates its impact could reach $100 Billion by 2025
High Value Applications
Human Therapeutics
Industrial Products
Agriculture
Animal Sciences
Aquaculture
Protein Production
Environmental Products
Biology,
Engineering,
and
Informatics
DNA
Cells
Proteins

Works across different cell types (human, animal, plant, etc.) allowing for product development across broad spectrum of end markets
Continually acquire more knowledge about biological systems to improve our processes statistical modeling and computational analysis
Biological systems and components knowledge allows us to design, build and select gene programs and predict probable outcome of programs
Our technologies enable the design and precise control of complex biological molecules and multi-genic gene programs
Use engineering principles and automation to enable products based on synthetic biology that are commercially viable

INTREXON®

© 2014 Intrexon Corp. All rights reserved. 5 Platform Neutral Knowledge Driven Rationally Designed Capable of Complexity Industrial Scale Key Characteristics of Our Platform

Design
Build
Analytically Modular DNA Assembly Line
Gene Program Optimization
Vector Backbone
Att Site®
RheoSwitch®
IP
Gene Program (single gene or multigenic)
TL
UE
Growth Factor
CP
Enzyme Inhibitor
LS
Advanced Systems Biology and Cell Engineering
Learn
Test

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 6
• Our UltraVector® platform is the Operating System for DNA Solutions allowing us to translate complex gene programs into standard components that can be manufactured in a robust, automated format
• This proprietary technology enables precise control over function and output of living cells, and industrial scale production capability at the cellular level
UltraVector® – Our Proprietary OS for DNA Solutions

Co-Activation
Partner (CAP)
Ligand-inducible
Transcription Factor (LTF)
RheoSwitch® Components
Inducible
Promoter
Target Gene
Activator
Ligand
Basal
Transcription
Proteins

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 7
RheoSwitch Therapeutic System® (RTS®) Technology
• Our exclusive biologic switch, incorporated into our UltraVector® designed vectors, providing the most advanced clinical method to turn genes on and off
• Ability to express proteins and enzymes as well as control level and timing of expression
• RTS® has demonstrated highly controllable expression both in vivo and ex vivo
Gene off
Gene on
(+activator ligand)

© 2014 Intrexon Corp.  All rights reserved. 8
Improved Outcomes with Our Technology Suite
Intrexon’s integrated technology suite allows us to rapidly
design-build-test-learn enabling us to predict the probability of success &
achieve improved outcomes across various applications in diverse markets
RheoSwitch®: Proprietary on/off
biologic switch for highly controlled
gene expression
Cell Processing: LEAP®
(Laser-Enabled
Analysis and Processing) to select and
isolate cells of interest
Cell Systems Informatics:
Bioinformatics software/database
platform permitting swift designs
mAbLogix™: Allows for antigen
targeting using “fully human”
monoclonal/polyclonal antibodies
Protein Engineering: Extremely fast &
cost-productive platform for generating
protein biologics
AttSite®
recombinases: Facilitates rapid
integration of DNA into targeted
genomic locations
UltraVector®: OS For DNA Solutions

© 2014 Intrexon Corp.  All rights reserved. 9
Global human pharmaceuticals market is estimated over $900 Billion of which biological therapeutics represents roughly $150 Billion. *
* According to IMS (Health), Pike Research (Energy), Euromonitor (Consumer), ISAAA (Food), and Industry Experts (Environment)
Global biofuels market predicted to grow from $83 Billion in 2011 to
$185 Billion in 2021.*
Global sales in the beauty and personal care industry totaled $426
Billion in 2011.*
Global GMO plants grow on 170MM hectares and are worth ~$65
Billion.
Global aquaculture market is valued at over $110
Billion.
*
Global biosensor global market is forecasted to exceed $12 Billion by
2016. Bioremediation to reach over $1 Billion by 2016. *
Broad Market Potential For Our Solutions
Health
Health
Food
Food
Consumer
Consumer
Energy
Energy
Environment
Environment

© 2014 Intrexon Corp.  All rights reserved. 10
Our ECC Model Is Scalable and Capital Efficient
An Exclusive Channel Collaboration (ECC) is an agreement with a collaborator to develop and market products in its field of expertise, enabling a capital efficient, scalable business model to address the broad applicability of our technology across many diverse end markets
Partner
Intrexon
•
Technology Access
Fees
•
Cost Recovery
•
Milestones
•
Backend Economics
•
Exclusive License in
Their Field of
Expertise
•
Strategic Access To
All of Intrexon’s
Technology
•
Commercialize
Valuable Products

Intrexon Shareholder Value
Royalty Structure with ECCs
Equity Ownership in ECCs

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 11
* See Appendix A;  #* As of market close May 23, 2014
• Our royalty structure varies among our ECCs, from low to upper single-digits of net sales in some partnerships, to 50% of net profits in others*
• Intrexon owns approximately $153Million
#
* in total equities in connection
with its ECC partners
ECC Model Provides Multiple Paths To Drive Shareholder Value

Healthcare

Global biological therapeutics market is estimated at approximately $150 Billion

Therapeutic Applications

- **UltraCART** — *Overcomes current CART therapeutic approach challenges*
- **MicroRNA** — *Optimizing gene programs to control miRNA expression*

Bioproduction Applications

- Biologics and APIs

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 12
Large Addressable Opportunity In Healthcare
Utilization of Intrexon’s suite of
proprietary and complementary technologies has the potential to facilitate end-to-end development of new therapeutics

IMPROVED SAFETY
IMPROVED EFFICACY
IMPROVED MANUFACTURING
RHEOSWITCH
MULTIGENIC
ATTSITE RECOMBINASES
FULLY HUMAN CAR DISCOVERY
COMBI-CAR DEV. PROGRAM
ALLOGENEIC T-CELL PLATFORM
IMPLEMENTATION TOWARD MULTIPLE PRODUCTS
ENABLING APPLICATIONS (IN DEVELOPMENT)

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 13
Synthetic Immunology for Cell-based Oncology Treatments
Synthetic Immunology for Cell-based Oncology Treatments
Intrexon has the integrated technology platforms, molecular engineering, systems biology, and cell engineering capabilities required to actualize the potential of
CAR-T Cell therapies. Utilization of our RheoSwitch
®
facilitates exquisite regulation
of multiple bioeffectors in CAR-T Cells enabling physicians to control systemic effects of cell therapies by delivering minimally invasive oral activator ligands.
Intrexon’s UltraCART Initiative
Intrexon’s UltraCART Initiative

IL-12 Production is Modulated by Veledimex (Activator Ligand) in HT 1080 Cells **

ON
OFF
OFF
mIL-12 expression (ng/ml medium/6hrs)
59
49
39
29
19
9
-1
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90
Time after viral transduction (hours)

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 14
“Ad-RTS-IL-12 seems to offer precise control over a potent immuno-oncology
“Ad-RTS-IL-12 seems to offer precise control over a potent immuno-oncology weapon, the IL-12 cytokine…unlike other therapies the ability to control IL-12 weapon, the IL-12 cytokine…unlike other therapies the ability to control IL-12 expression in vivo may prove to be ground breaking.”
expression in vivo may prove to be ground breaking.”
ZIOPHARM Oncology
ZIOPHARM Oncology
Clinical expression of anti-cancer effectors
under RheoSwitch® control:
• High expression of IL-12 mRNA in tumors, tightly
controlled by dose of veledimex (activator ligand)
• Modulated immune response with Ad-RTS-IL-12
has resulted in anti-tumor effects in both injected
lesions and systemic non-injected lesions in
subjects with melanoma and breast cancer
ECC Economics
• ZIOP will pay XON 50% net quarterly profits
derived from sale of products
*Source: Ziopharm Press Release, May 22, 2014
**Source: Ziopharm March 2014 Investor Presentation
- Antonio Chiocca, MD, PhD, Chairman, Neurosurgery at Brigham and Women's
Hospital, and Professor of Surgery at Harvard Medical School *

Source: OvaScience

IVF Success (% Live Births)
80
70
60
50
40
30
20
10
0
24
28
32
36
40
44
Age (years)
Donor Eggs
Own Eggs

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 15
OvaScience and OvaXon
OvaScience and OvaXon
•
OvaTure
SM
is an approach to IVF using woman’s
own EggPCs (immature egg cells)
•
May provide new option for women with
compromised eggs, or who may be unwilling or
unable to undergo hormone treatment
•
$2.5 million payment by OVAS to XON in common
stock and $2.5 million due one year after signing
•
Commercial milestone payment and royalties
OvaXon Joint Venture
Accelerating the development of next-gen approach
to in vitro fertilization (IVF)
Source: CDC 2009 report on Assisted Reproductive Technology
•
Improving human and animal health
•
Offer innovative approach for prevention of
inherited diseases in humans
•
Equal share in the R&D costs

POC/Product Optimization	Pre-Clinical	Phase I	Phase II	Phase III
Cancers *(ECC with Ziopharm)*					
• Melanoma and breast cancer					
• Malignant Glioma					
• Synthetic Immunology					
Ocular Diseases *(ECC with Sun Pharma)*					
• Age-related macular degeneration					
• Orphan Ocular Diseases					
Connective Tissue *(ECC with Fibrocell)*					
• Recessive Dystrophic Epidermolysis Bullosa					
• Other Autologous Fibroblast-derived Products					
Rare Diseases *(ECC with Agilis Biotherapeutics)*					
• Friedreich's Ataxia					
Infertility *(ECC with OvaScience)*					
• Egg Cell Maturation					
Inherited Human Diseases *(JV with OvaXon)*					

INTREXON®

© 2014 Intrexon Corp. All rights reserved. 16 Healthcare Pipeline Healthcare Pipeline

Bioconversion

Bioproduction

Intrexon Energy Partners (IEP)

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 17
- Robert F. Walsh, SVP of Intrexon’s Energy Sector
• IEP is first partnered endeavor to optimize and scale Intrexon’s gas-to-
liquid bioconversion platform for production of fuels and lubricants
• Initial target product is isobutanol from natural gas which is lowest cost carbon feedstock after coal
• New investors committed $50MM comprised of $25MM for 50%
partnership interest & $25MM additional capital (matched by XON)
Engineering Energy
Engineering Energy
"Our synthetic biology toolbox and whole genome engineering capabilities enable
Intrexon to generate a biocatalyst solution with the highest economic return, maximizing energy output using fewer resources."
•
Natural gas upgrading to higher value fuels and chemicals including isobutanol, acids, terpenes, fragrances, lubricants and alcohols
•
Developing economically viable alternatives to carbon feedstocks via natural production platforms (plant or microbe) for building block chemicals

Global Sales in Beauty and Personal Care Industry were Roughly $426 Billion in 2011

Limited Impact From Synthetic Biology on Personal Care Industry to Date

Intrexon and Johnson & Johnson Enter R&D Collaboration on Dec. 30, 2013

© 2014 Intrexon Corp.  All rights reserved. 18
Combining Intrexon’s synthetic biology approaches with capabilities at Johnson & Johnson Innovation as well as Johnson & Johnson Consumer &
Personal Products Worldwide, technical and commercial experts at both companies will work together to advance new skin and hair products.
Consumer Opportunity
Consumer Opportunity

Seafood Supply and Demand
MT
250
200
150
100
50
Capture supply
Aquaculture supply
Demand gap

Agriculture

-> Global GMO plants grow on over 170 million hectares and are worth roughly $65 billion

-> Genetically engineered field crops for stress (drought and cold) tolerance

-> Improved traits for bruise resistance, nutritional benefits, and flavor enhancement

-> Global aquaculture market valued at over $110 billion

-> Genetically engineered finfish (salmon, trout, etc.) to advance sustainability and productions efficiency

-> FDA evaluation process continues for potential approval of genetically engineered finfish

Aquaculture

THE EFFECT OF AGRICULTURAL MILESTONES ON THE WORLD POPULATION
The Green Revolution
1940-1970
2.6 BILLION
"The rate of population increase exceeds the rate of increase in food production"
- Dr. Norman Borlaug

INTREXON®

© 2014 Intrexon Corp. All rights reserved. 19 Potential To Improve Food Yields Potential To Improve Food Yields

© 2014 Intrexon Corp.  All rights reserved. 20
AquaBounty Technologies
AquaBounty Technologies
Source: AquaBounty Technologies
AquAdvantage® Salmon (AAS)
Awaiting FDA approval*
Genetically enhanced finfish endowed with
advantageous traits to enhance efficiency and
sustainability of farmed seafood
•
Aquaculture is a $110 billion industry and the
fastest growing segment of the worldwide
food industry
•
AAS grows to market weight in half the time
•
AAS suggests proof of concept for use of
synthetic biology in aquaculture
Exclusive Collaboration
• ECC developing the next generation of
genetically enhanced finfish products
• AquaBounty will pay XON 16.7% of quarterly
gross profits for each collaboration product

Number of Earths

Built-up land
Fishing
Forest
Grazing
Cropland
Carbon

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 21
Year
1961 1970 1980 1990 2000 2008 2015 2030 2050
World’s Natural Resource Capacity
0.0
0.5
1.0
1.5
2.0
2.5
Source: WWF Living Planet Report 2012
Population Growth Increasingly Driving Demand
Population Growth Increasingly Driving Demand
At current rates of population growth and consumption
trends it is estimated that by 2030 we will need the equivalent of two Earths to meet annual demand

- Developing new generation of highly effective, sustainable pest control products with *Rentokil Initial PLC*
- Engineering drought tolerant and disease/pest resistant turf grass, significantly lowering water use
- Design and construct unique biosensors that can detect food-borne pathogens & environmental pollutants
- Seek to genetically engineer microbes optimized for remediation

INTREXON®

© 2014 Intrexon Corp. All rights reserved. 22 Focused On Environmentally Friendly Solutions Focused On Environmentally Friendly Solutions

INTREXON
Dashboard
Algae
Bacteria
CHO
Fungi
Mammalian
Plant
Yeast

© 2014 Intrexon Corp.  All rights reserved. 23
Look To Increase ECCs and R&D Collaborations Moving Forward
Look To Increase ECCs and R&D Collaborations Moving Forward
Health Food Energy Environment
Intrexon’s bio-engineering platform will provide collaborators across many diverse markets with direct access to our proprietary technologies and capabilities to design, test, and build solutions

Increase Cost Recovery
Increase Deal Money
Increase Revenues From Royalty Streams
Lead the Second Generation of Biotech

Cost Recovery as % of Cash OpEx
FY2013 & Past 3 Quarters
40%
35%
30%
25%
20%
15%
10%
5%
0%
28%
34%
32%
35%
FY 2013
Q3 2013
Q4 2013
Q1 2014

Deal Money as % of Cash OpEx
FY2013 & Past 3 Quarters
200%
150%
100%
50%
0%
46%
32%
46%
175%
FY 2013
Q3 2013
Q4 2013
Q1 2014

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 24
We aspire to convert our technology leadership in synthetic biology to industrial
leadership,
and envision revenue and technology growth through
expansion of our ECCs, exclusive R&D collaborations and strategic acquisitions
ECC Growth to Drive Revenues In Capital Efficient Manner
ECC Growth to Drive Revenues In Capital Efficient Manner

© 2014 Intrexon Corp.  All rights reserved. 25
Financial Snapshot
Financial Snapshot
3 months ended
3 months ended
March 31, 2014
March 31, 2014
Total Cash and Investments (excluding equity securities) $263 million
Total Equity Securities In Connection With ECCs $169 million
Net income (loss) attributable to Intrexon $4.1 million
Basic and diluted EPS $0.04
Adjusted EBITDA $17.6 million*
Basic and diluted pro forma adjusted EBITDA per share $0.18*
Cost recovery revenues as % of total cash opex 35%
Approximately 99 million shares outstanding
230 employees as of March 31, 2014
*Non-GAAP financial measure.  See Appendix.

© 2014 Intrexon Corp.  All rights reserved. 26
Randal J. Kirk, Chairman and CEO - Mr. Kirk serves on the Board of Directors of Halozyme Therapeutics, Inc. (NASDAQ: HALO) as
well as the Board of Directors of ZIOPHARM Oncology, Inc. (NASDAQ: ZIOP). In addition, Mr. Kirk is Founder, Senior Managing
Director and Chief Executive Officer of Third Security, LLC, an investment management firm. Prior to Intrexon, Mr. Kirk was
Chairman of the Board of Clinical Data, Inc., until the NASDAQ-traded company was acquired by Forest Laboratories, Inc. in April
2011. Mr. Kirk was also Chairman of the Board of New River Pharmaceuticals Inc., a specialty biopharmaceutical company he founded in 1996, until its acquisition by Shire plc on April 18, 2007.
Thomas D. Reed, Ph.D., Founder, CSO - Dr. Reed is a molecular geneticist with over twenty years of experience in recombinant
DNA technology. He has developed sophisticated transgenic model systems for studying the role of gene products in neuronal, cardiovascular, and cancer systems. Dr. Reed has published numerous peer-reviewed articles in the fields of subcellular modulation, gene regulation and cardiac function and is an inventor on numerous patents. Dr. Reed co-founded Intrexon in 1998.
Krish S. Krishnan, Chief Operating Officer - Mr. Krishnan brings many years of experience in the life sciences industry, having held key executive roles at several companies including, most notably, his tenure as Chief Financial Officer, Chief Operating Officer, and
board member of New River Pharmaceuticals, Inc., previously traded on NASDAQ prior to its acquisition by Shire plc in 2007.
Suma M. Krishnan, Senior Vice President, Product Development – Mrs. Krishnan has served as our Senior Vice President —
Regulatory Affairs since 2012. From 2009 to 2011, Mrs. Krishnan served as Senior Vice President of Product Development at
Pinnacle Pharmaceuticals, Inc. From 2007 to 2009, she served as Chief Financial Officer of Light Matters Foundation. Previously,
Mrs. Krishnan was Vice President, Product Development at New River Pharmaceuticals Inc. from September 2002 until its acquisition by Shire plc in April 2007.
Samuel Broder, M.D., Executive VP, Scientific and Public Affairs - Dr. Broder brings more than 30 years of internal medicine and oncology experience to Intrexon. Dr. Broder was Director of the National Cancer Institute (NCI) during the Reagan administration, a position he held for six years. Before joining Intrexon in 2012, Dr. Broder was the EVP for Medical Affairs and CMO at Celera
Corporation where he helped advance the human genome project. Dr. Broder also played a major role in developing the first three
FDA-approved AIDS treatments.
Experienced Management Team
Experienced Management Team

© 2014 Intrexon Corp.  All rights reserved. 27
Gregory Frost, Ph.D. – SVP, Health Sector - Dr. Frost brings more than 20 years of biotechnology industry and research experience in the areas of biochemistry, molecular pathology, pharmacology, and drug delivery. Previously, Dr. Frost was the Chief Executive
Officer of Halozyme Therapeutics, a company he co-founded in 1999.
Thomas R. Kasser, Ph.D. – SVP, Food Sector - Dr. Kasser brings over 25 years of business management experience in the biotechnology and life sciences industries. He was most recently President and CEO of Angionics, Inc., an early-stage biotech company focused on novel anti-angiogenic technology directed at therapies for cancer and ocular diseases.  Prior to Angionics, he was a Covance Corporate VP and GM of Covance Research Products. Dr. Kasser also had over 20 years of experience at Monsanto
Company both in commercial as well as scientific leadership roles.
Robert F. Walsh, III – SVP, Energy Sector – Has more than 30 years of global petroleum and chemical industry experience, including 26 years at Royal Dutch Shell. Most recently, Mr. Walsh was Chief Commercial Officer of ZeaChem, Inc., a private industrial biotechnology company developing a cellulose-based bio-refinery platform capable of producing advanced fuels and chemicals. Previously, Mr. Walsh was CEO of Aurora Biofuels, Inc., a private industrial biotech company developing algae based alternative fuels and animal protein. He was also President and Executive Board Member of LS9, Inc., a private industrial biotechnology company developing biofuels using synthetic biology.
Nir Nimrodi – SVP, Environment Sector – Has over 20 years of diverse international experience, in large global businesses in the life sciences, pharmaceutical, biotechnology, and diagnostics industries.  Prior to joining Intrexon, Mr. Nimrodi was most recently the VP and GM of Life Technologies, Inc. Food Safety and Animal Health Business, and also served in numerous executive roles, including CEO and Board Member of Life Technologies Israel and Head of Protein Technologies.
Kelly Huang, Ph.D. – SVP, Consumer Sector - Dr. Huang brings to Intrexon over 18 years experience leading global businesses in life sciences and consumer healthcare through integration of scientific, consumer, and professional insights to create value by putting the customer and patient at the center. Before joining Intrexon, Dr. Huang was President of HealthTronics, a subsidiary of
Endo Health Solutions, and Executive Committee Member of Endo where he contributed to strategic leadership across multiple sectors since 2011. Formerly, Dr. Huang spent a significant 16-year tenure with the Johnson & Johnson Family of Companies.
Experienced Market Leaders
Experienced Market Leaders

28 © 2014 Intrexon Corp.  All rights reserved.
Board of Directors
Board of Directors
Cesar Alvarez
Director
Larry Horner
Director
Jeffrey Kindler
Director
Dean Mitchell
Director
Robert Shapiro
Director
•
Currently Executive Chairman of Greenberg Traurig
•
Recognized as one of the “100 Most Influential Lawyers in America”
Steve Frank
Director
•
Previous Chairman of Asia Pacific Wire & Cable, Ltd.
•
Formerly Chairman and Chief Executive Officer of KPMG Peat Marwick
•
Recently Chairman and Chief Executive Officer of Pfizer, Inc.
•
Formerly Executive Vice President and General Counsel at McDonald’s Corporation
•
Currently President and Chief Executive Officer of Lux Biosciences
•
Formerly Senior Vice President, Clinical Development and Product Strategy at GlaxoSmithKline
•
Currently Co-Founder and Managing Director of Sanbox Industries, LLC
•
Formerly Chairman and Chief Executive Officer of Monsanto Company
•
Currently Chairman of Global Healthcare Investment Banking at J.P. Morgan
•
Formerly head of Bear Stearns Worldwide Health Care Investment Banking Group
James Turley
Director
•
Formerly Chairman and CEO of Ernst & Young
•
Currently serves on the corporate boards for Citigroup and Emerson Electric Company

© 2014 Intrexon Corp.  All rights reserved. 29
Summary
Summary
• Leading the second generation of biotech through synthetic biology
• First mover advantage applying proven engineering principles to biological systems
• Look to convert our technology leadership position to industrial leadership position
• Focus on revenue and technology growth through expansion of our ECCs, exclusive R&D collaborations and strategic acquisitions
• Generate shareholder value through equity ownership and royalty structure of ECCs
• Broad application for our technology across multiple, large markets

© 2014 Intrexon Corp. All rights reserved. 30 Thank You

Exclusive Channel Collaborations Date Target Backend Economics Ownership
Ziopharm (NASD: ZIOP) Jan 2011 Cancer Royalty of 50% net profits 16.4MM Shares
Elanco (Eli Lilly Animal Health
Subsidiary)
Nov 2011 Chronic Disease in Animals Royalties between mid- to upper-single & lower- double digits of net sales
Oragenics (NYSE: OGEN) Jun 2012 A. Infectious Disease (Lantiobiotics)
B. Oral Cavity Disease (Probiotics)
A. Royalty of 25% Net Profits
B. Royalty of 10% Net Sales
8.8MM Shares
Synthetic Biologics (NYSE: SYN) Aug 2012 Infectious Disease (mAb) Royalty between upper-single & lower- double digit net sales
8.7MM Shares
Fibrocell Science (NYSE: FCSC) Oct 2012 Autologous Fibroblasts Royalty between 7% and 14% net sales 6MM Shares
AmpliPhi Biosciences (OTCBB: APHB) Mar 2013 Bacteriophage Therapeutics Upper-single & lower- double digits net sales 24MM Shares
Genopaver Mar 2013 Alkaloid Lower Double-digits Gross Profits
Soligenix (OTCBB: SNGX) Apr 2013 Infectious Disease (mAb) Upper-single & lower- double digits net sales 1MM Shares
OvaScience Dec 2013 Human Infertility Not Publicly Disclosed 273K Shares
Agilis Biotherapeutics Dec 2013 DNA-based Therapeutics Not Publicly Disclosed
Amneal Pharmaceuticals Mar 2014 Active Pharmaceutical Ingredient Not Publicly Disclosed
Appendix
A
A
Exclusive R&D Collaborations
and Joint Ventures
Date Target Backend Economics Ownership
Sun Pharmaceutical Industries (NSEI:
SUNP)
Oct 2013 Ocular Diseases Royalties in mid-single digits and above; Intrexon’s joint venture with Sun Pharma is S & I Ophthalmic, LLC
50% of JV
OvaXon, LLC Dec 2013 Animal Health & Human Inherited
Diseases
Not Applicable; OvaXon, LLC, is Intrexon’s joint venture
with OvaScience
50% of JV
Rentokil Initial PLC (LSE: RTO) Sept 2013 Pest Control Not Publicly Disclosed
Johnson & Johnson (NYSE: JNJ) Dec 2013 Skin & Hair Not Publicly Disclosed
Intrexon Energy Partners, LLC Mar 2014 Biofuels / Isobutanol Not Applicable; IEP is joint venture with external investors 50% of JV
Majority-Owned Subsidiary Date Target Backend Economics Ownership
AquaBounty (AIM: ABTX) Oct 2012 Commercial Aquaculture Royalty of 16.7% gross profits under Feb 2013 ECC terms 86.4MM Shares

© 2014 Intrexon Corp.  All rights reserved. 32
Appendix
B
B
Intrexon Corporation and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)
Adjusted
EBITDA.
To supplement our financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we present Adjusted EBITDA. A reconciliation of Adjusted
EBITDA to our net income or loss attributable to Intrexon under GAAP appears below.  Adjusted EBITDA is a non-GAAP financial measure that we calculate as net income or loss attributable to Intrexon adjusted for income tax expense or benefit, interest expense, depreciation and amortization, stock-based compensation, contribution of services by shareholder, unrealized appreciation or depreciation in the fair value of equity securities, gain on previously held equity investment, equity in net loss of affiliate and the change in deferred revenue related to upfront and milestone payments. Adjusted EBITDA is a key metric for our management and Board of Directors for evaluating our financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital.  Management and the
Board of Directors believe that adjusted EBITDA is useful to understand the long-term performance of our core business and facilitates comparisons of our operating results over multiple reporting periods. We are providing this information to investors and others to assist them in understanding and evaluating our operating results in the same manner as our management and board of directors. While we believe that this non-GAAP financial measure is useful in evaluating our business, and may be of use to investors, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as non-GAAP financial measures presented by other companies.
Adjusted EBITDA is not a measure of financial performance under GAAP, and is not intended to represent cash flows from operations under GAAP and should not be used as an alternative to net income or loss as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity. We compensate for the limitations of Adjusted EBITDA by using it only to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business.  Adjusted EBITDA has its limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.
In addition to the reasons stated above, which are generally applicable to each of the items we exclude from our non-GAAP financial measure, we believe it is appropriate to exclude certain items for the following reasons: Interest expense may be subject to changes in interest rates which are beyond our control; Depreciation of our property and equipment and amortization of acquired identifiable intangibles can be affected by the timing and magnitude of business combinations and capital asset purchases; Stock-based compensation expense is a noncash expense and may vary significantly based on the timing, size and nature of awards granted and also because the value is determined using formulas which incorporate variables, such as market volatility; Contribution of services by shareholder is a noncash expense which we exclude in evaluating our financial and operating performance; Unrealized appreciation or depreciation in the fair value of securities which we hold in our collaborators may be significantly impacted by market volatility and other factors which are outside of our control in the short term and we intend to hold these securities over the long term; Equity in net loss of affiliate and the gain on such equity investment occurred as a result of our initial investment in AquaBounty in the fourth quarter of 2012 and the subsequent additional investment in the first quarter of 2013 which resulted in a controlling interest by us and the consolidation of the investment.  We believe excluding the impact of such losses or gains on these types of strategic investments from our operating results is important to facilitate comparisons between periods; and GAAP requires us to account for our collaborations as multiple-element arrangements.  As a result, we defer certain collaboration revenues because certain of our performance obligations cannot be separated and must be accounted for as one unit of accounting.  The collaboration revenues that we so defer arise from upfront and milestone payments received from our collaborators, which we recognize over the future performance period even though our right to such consideration is neither contingent on the results of our future performance nor refundable in the event of nonperformance. In order to evaluate our operating performance, our management adjusts for the impact of the change in deferred revenue for these upfront and milestone payments in order to include them as a part of adjusted EBITDA when the transaction is initially recorded.
The adjustment for the change in deferred revenue removes the noncash revenue recognized during the period and includes the cash and stock received from collaborators for upfront and milestone payments during the period. We believe that adjusting for the impact of the change in deferred revenue in this manner is important since it permits us to make quarterly and annual comparisons of our ability to consummate new collaborations or to achieve significant milestones with existing collaborators.  Further, we believe it is useful when evaluating our financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital.
Pro forma adjusted EBITDA per
share.
Our calculations for pro forma adjusted EBITDA per share, basic and diluted, assumes, as of the end of the respective period, the conversion of all outstanding shares of our redeemable convertible preferred stock plus all cumulative dividends payable thereon into shares of common stock as if such conversion had occurred as of the later of (i) the beginning of the period or (ii) the issuance date of those shares.  Because all of our shares of redeemable convertible preferred stock and all accrued and cumulative dividends thereon automatically converted into common shares upon the closing of our initial public offering on August 13, 2013, we believe that the inclusion of such shares on an as-converted basis results in a useful metric for our investors, analysts and others when evaluating our results on a comparable basis with other periods. While our management and board of directors believe that this non-GAAP per share metric is useful in evaluating our past adjusted EBITDA results, and may be of use to investors, analysts and others, this information should be considered supplemental in nature and is not meant as a substitute for the per share information prepared in accordance with GAAP.  In addition, this non-
GAAP per share metric may not be the same as non-GAAP per share metrics presented by other companies. Pro forma adjusted EBITDA per share is not a measure of financial performance under GAAP, and is not intended to represent cash flows per share from operations under GAAP and should not be used as an alternative to net income or loss per share as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity. We compensate for the limitations of pro forma adjusted EBITDA per share by using it only to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business. Pro forma adjusted EBITDA per share has its limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.
Continued on next slide…

Three months ended March 31, 2014	Three months ended March 31, 2013
	(In thousands)	
Net income (loss) attributable to Intrexon	$ 4,115	$ (36,311)
Interest expense	23	14
Income tax expense	306	–
Depreciation and amortization	1,774	1,868
EBITDA	$ 6,218	$ (34,429)
Stock-based compensation expense	3,740	396
Contribution of services by shareholder	470	388
Unrealized (appreciation) depreciation in fair value of equity securities	(21,922)	29,369
Gain on previously held equity investment	–	(7,415)
Equity in net loss of affiliates	536	390
Impact of change in deferred revenue related to upfront and milestone payments	28,543	4,263
Adjusted EBITDA	$ 17,585	$ (7,038)

The following table presents the calculation of pro forma adjusted EBITDA per share, basic and diluted, for each of the periods indicated:

	Three months ended March 31, 2014	Three months ended March 31, 2013
	(In thousands, except share and per share data)	
Pro forma adjusted EBITDA per share:		
Numerator:		
Adjusted EBITDA	$ 17,585	$ (7,038)
Denominator (1):		
Pro forma weighted average common shares used in computing pro forma adjusted EBITDA per share, basic	97,325,729	75,343,324
Pro forma weighted average common shares used in computing pro forma adjusted EBITDA per share, diluted	99,338,398	75,343,324
Pro forma adjusted EBITDA per share, basic	$ 0.18	$ (0.09)
Pro forma adjusted EBITDA per shares, diluted	$ 0.18	$ (0.09)

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 33
Appendix
B continued
B continued
(1) Pro forma adjusted EBITDA per
share, basic and diluted have been
calculated for the three month period
ended March 31, 2013 after giving
effect to (i) the conversion of
112,906,464  shares of our preferred
stock outstanding on January 1, 2013
into 64,517,977 shares of common
stock upon the completion of our
initial public offering; (ii) the
issuance of 8,178,964 shares of
Series F preferred stock issued
between January 1, 2013 and March
31, 2013 and the conversion of those
shares into 4,673,693 shares of our
common stock upon the completion
of our initial public offering; and (iii)
the conversion upon the completion
of our initial public offering of
aggregate cumulative dividends on
the our preferred stock of $56.9
million into 3,553,776 shares of our
common stock at the initial public
offering price of $16.00 per share.